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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                CURRENT  REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

  Date of Report: (Date of earliest event reported): March 15, 2000
                              (March 1, 2000)


                        APPLIED VOICE RECOGNITION, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                    0-23607                   76-0513154
(STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)       (IRS EMPLOYER
                                                           IDENTIFICATION NO.)



                        1717 ST. JAMES PLACE, SUITE 242
                             HOUSTON, TEXAS 77056
             (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)



                                (713) 621-3131
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     (b)  NEW INDEPENDENT ACCOUNTANTS

          The Company has engaged Weinstein Spira & Company, P.C. as its independent accountants as of March 1, 2000. The Company did not consult Weinstein Spira & Company, P.C. on any accounting, auditing or financial reporting issue during its two most recent fiscal years or through March 1, 2000.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              APPLIED VOICE RECOGNITION, INC.



March 15, 2000                  /s/ Timothy J. Connolly
                              ---------------------------------
                                Timothy J. Connolly
                                Chairman